  Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO
TITLE 18, UNITES STATES CODE, SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

 I, Joseph B. Nester, Chief Financial Officer of Nerium Biotechnology, Inc. (the “Company”), certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350 that;

The financial statements  for the years-ended December 31, 2007, 2008 and 2009 and the interim financial statements for the nine months ended September 30, 2010, included in this Form 20-F Registration Statement, fully comply with the requirements of Section 13(a) or 15(d) of the Securties Act of 1934 (15 U.S.C. 78m(a) or 78o(d); and the information contained in this Registration Statement fairly presents, I all material respects, the financial condition and results of operations of the Company.

Date: March 2, 2011

___/s/Joseph B. Nester_______________________
Joseph B. Nester, Chief Financial Officer